                                                                    EXHIBIT 99.1


CASE NAME: Stockwalk Group, Inc.   2-11-02
CASE NUMBER: 02-40585              FMV
COMPARATIVE BALANCE SHEET (CALENDAR QUARTER)

                                                          FILING               MONTH 1             MONTH 2            MONTH 3
     ASSETS                                                DATE              Of Quarter           Of Quarter         Of Quarter
     ------                                          ---------------      ----------------      --------------     --------------
   1 CASH                                                      3,185                 3,185
   2 ACCOUNTS RECEIVABLE
   3 INVENTORY
   4 NOTES RECEIVABLE                                        428,333               481,751
   5 PRE-PAID EXPENSES                                                             185,671
   6 OTHER
                                                     ---------------      ----------------      --------------     --------------
   7   TOTAL CURRENT ASSETS                                  431,518               670,607
                                                     ===============      ================      ==============     ==============
   8 PROPERTY, PLANT & EQUIPMENT                             500,000             3,520,438
   9   LESS: ACCUMULATED DEPRECIATION                                           (1,479,664)
                                                     ---------------      ----------------      --------------     --------------
  10   TOTAL PROPERTY, PLANT & EQUIPMENT                     500,000             2,040,774
                                                     ===============      ================      ==============     ==============
10.5 OTHER ASSETS RESTRICTED CASH                                  -             2,065,895
  11 INSURANCE CLAIM RECEIVABLE                              100,000               215,997
  12 INVESTMENTS                                             653,429               653,429
  13 INVESTMENTS IN SUBSIDIARIES                           5,210,650            16,362,760
                                                     ---------------      ----------------      --------------     --------------
  14   TOTAL OTHER ASSETS                                  5,964,079            19,298,081
                                                     ===============      ================      ==============     ==============
  15 TOTAL ASSETS                                          6,895,597            22,009,462
                                                     ===============      ================      ==============     ==============
  17 ACCOUNTS PAYABLE
  18 ACCRUED PROFESSIONAL FEES
  19 NOTES PAYABLE
  20 TAXES PAYABLE
  21 OTHER (LIST)
                                                     ---------------      ----------------      --------------     --------------
  22   TOTAL POST-PETITION DEBT
                                                     ===============      ================      ==============     ==============
          PRE-PETITION LIABILITIES
  23 SECURED DEBT                                          2,186,629             2,186,629
  24 ACCRUED EXPENSES                                        492,603               492,603
  25 UNSECURED DEBT                                       52,182,478            52,177,375
  26 OTHER DEBT (LIST) ACCRUED TAXES                         613,601               613,601
                                                     ---------------      ----------------      --------------     --------------
  27   TOTAL PRE-PETITION DEBT                            55,475,311            55,470,208
                                                     ===============      ================      ==============     ==============
  28   TOTAL LIABILITIES                                  55,475,311            55,470,208
                                                     ===============      ================      ==============     ==============
          EQUITY
  29 OWNER'S/STOCKHOLDERS EQUITY                          90,580,754            90,580,754
  30 RETAINED EARNINGS (PRE-PETITION)                   (139,160,468)         (123,413,860)
                                                     ===============      ================      ==============     ==============
  31 RETAINED EARNINGS (POST-PETITION)                                            (627,640)
                                                     ===============      ================      ==============     ==============
  32 TOTAL EQUITY                                         48,579,714           (33,460,746)
                                                     ===============      ================      ==============     ==============
                                                           6,895,597            22,009,462

CASE NAME: Stockwalk Group  2-12-02-
CASE NUMBER: 02-40585       2-28-02

PROFIT AND LOSS STATEMENT (CALENDAR QUARTER)

                                                            MONTH 2      MONTH 3     QUARTER
                                              Of Quarter   Of Quarter   Of Quarter    TOTAL
                                              ----------   ----------   ----------   -------
 1 GROSS REVENUE                                 1,766
 2 LESS: RETURNS & DISCOUNTS
                                               -------       -----        -----       -----
 3 NET REVENUE                                   1,766
                                               =======       =====        =====       =====
   COST OF GOODS SOLD
 4 MATERIALS
 5 DIRECT LABOR
 6 DIRECT OVERHEAD
                                               -------       -----        -----       -----
 7 TOTAL COST OF GOODS SOLD
                                               =======       =====        =====       =====
 8 GROSS PROFIT                                  1,766
                                               =======       =====        =====       =====
   OPERATING EXPENSES
 9 OFFICER/INSIDER COMP
10 SELLING & MARKETING
11 GENERAL & ADMINISTRATIVE                     53,300
12 RENT & LEASE                                 86,313
                                               -------       -----        -----       -----
13 OTHER (LIST)                                139,613
                                               =======       =====        =====       =====
14 TOTAL OPERATING EXPENSES
                                               =======       =====        =====       =====
15 INCOME BEFORE NON-OPERATING
   INCOME & EXPENSES
                                               =======       =====        =====       =====
   OTHER INCOME & EXPENSES
16 NON-OPERATING INCOME (LIST)                      --
17 NON-OPERATING EXPENSES (INSURANCE)            6,811
18 INTEREST EXPENSE                              1,092
19 DEPRECIATION EXPENSE                         81,525
20 AMORTIZATION EXPENSE                             --
                                               -------       -----        -----       -----
21 OTHER GAIN/LOSS (LIST)                       89,428
                                               =======       =====        =====       =====
   REORGANIZATION EXPENSES                     400,000
22 PROFESSIONAL FEES                               365
23 U S TRUSTEE QUARTERLY FEES                       --
24 OTHER REORGANIZATION COSTS                       --
                                               -------       -----        -----       -----
25 TOTAL REORGANIZATION COSTS                  400,365
                                               =======       =====        =====       =====
26 INCOME TAX
                                               =======       =====        =====       =====
27 NET PROFIT (LOSS)                           627,640

CASE NAME:     Stockwalk Group, Inc.
CASE NUMBER:   02-40585

               CASH RECEIPTS AND DISBURSEMENTS (CALENDAR QUARTER)


                                                              MONTH 1        MONTH 2      MONTH 3    CUMULATIVE
                                                            Of Quarter     Of Quarter   Of Quarter      TOTAL
                                                            ----------     ----------   ----------   ----------
 1  CASH-BEGINNING OF MONTH
         RECEIPTS FROM OPERATIONS
 2  CASH SALES
 3  LESS: CASH REFUNDS
 4  NET CASH SALES
      COLLECTIONS OF ACCTS. REC.
 5  PRE-PETITION
 6  POST-PETITION
 7  OTHER
 8  TOTAL OPERATING RECEIPTS (LINES 4 + 5 + 6 + 7)
                NON-OPERATING RECEIPTS                      N/A
 9  LOANS/ADVANCES                                          See attachment of Stockwalk Group's charges incurred
10  SALE OF ASSETS                                          2-12-02 to 2-28-02.
11  OTHER
12  TOTAL NON-OPERATING RECEIPTS (LINES 9 + 10 + 11)
13  TOTAL RECEIPTS (LINES 8 + 12)
14  TOTAL CASH AVAILABLE (LINES 13 + 1)
    CASE NAME:
    CASE NUMBER:
               OPERATING DISBURSEMENTS:
15  NET PAYROLL
16  PAYROLL TAXES-PAID
17  SALES, USE & OTHER TAXES PAID
18  SECURED/RENTAL/LEASES
19  UTILITIES
20  INSURANCE
21  INVENTORY PURCHASES
22  VEHICLE EXPENSE
23  TRAVEL
24  ENTERTAINMENT
25  REPAIRS & MAINTENANCE
26  SUPPLIES
27  ADVERTISING
28  OTHER:
29  OTHER:
30  OTHER:
31  TOTAL OPERATING DISBURSEMENTS
               REORGANIZATION EXPENSES:
32  PROFESSIONAL FEES
33  U.S. TRUSTEE QUARTERLY FEES
34  OTHER:
35  OTHER:
36  TOTAL REORGANIZATION EXPENSES
37  TOTAL DISBURSEMENTS (LINES 31 + 36)
38  CASH-END OF MONTH

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                          ITEMIZATION OF CASH RECEIPTS

Date
Received            Payer               Description              Amount
--------            -----               -----------              ------


                                        N/A


                                                                 ------
                                        Total
                                                                 ======

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                       ITEMIZATION OF CASH DISBURSEMENTS

Date                                              Check
Paid        Payee        Description              Number         Amount
----        -----        -----------              ------         ------


                         See attachment for
                         charges incurred by
                         Stockwalk Group. Any
                         payments were made
                         by its subsidiary
                         and allocated to
                         Stockwalk Group, Inc.



                                                                 ------
                                                  Total
                                                                 ======

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                              BANK RECONCILIATIONS
                              MONTH: February 2002

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT (E.G. GENERAL PAYROLL, TAX, ETC.), INCLUDING ALL SAVINGS AND INVESTMENT ACCOUNTS (E.G. MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATION, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

BANK ACCOUNT-PURPOSE:                  ACCT: Payroll        ACCT: Inactive Checking      ACCT: Inactive Brokerage     MONTH
BANK ACCOUNT NUMBER:                   NO: 104756689451     NO: 225904                   NO: 10075288                 TOTAL
---------------------                  ----------------     -----------------------      ------------------------     -----
 1 BALANCE PER BANK STATEMENT              3,083.53                 54.23                          --
                                       ----------------     -----------------------      ------------------------     -----
 2 ADD: TOTAL DEPOSITS NOT CREDITED              --                                                --
                                       ----------------     -----------------------      ------------------------     -----
 3 ADD: SERVICE CHARGES                          --                  8.00                          --
                                       ----------------     -----------------------      ------------------------     -----
 4 SUBTRACT: OUTSTANDING CHECKS                  --                                                --
                                       ----------------     -----------------------      ------------------------     -----
 5 SUBTRACT: INTEREST EARNED                     --                                                --
                                       ----------------     -----------------------      ------------------------     -----
   END OF MONTH BANK BALANCE               3,083.53                 62.23                          --
                                       ----------------     -----------------------      ------------------------     -----
 6 PER BOOKS                               3,083.53                    --                          --
                                       ----------------     -----------------------      ------------------------     -----

   INVESTMENT ACCOUNTS:
ACCOUNT NAME &                            DATE OF                 TYPE OF                      PURCHASE               CURRENT
NUMBER                                   PURCHASE               INSTRUMENT                       PRICE                 VALUE
--------------                         ----------------     -----------------------      ------------------------     -------
 7
 8
 9
10
                                       ----------------     -----------------------      ------------------------     -------
11                  TOTAL
                                       ================     =======================      ========================     =======

                                       TOTAL CASH-END OF MONTH:
                                       (LINES 6 + 11)
                                                                                         ========================

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                              BANK RECONCILIATIONS
                              MONTH: February 2002

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT (E.G. GENERAL PAYROLL, TAX, ETC.), INCLUDING ALL SAVINGS AND INVESTMENT ACCOUNTS (E.G. MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATION, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                          ACCT: SIPC
BANK ACCOUNT-PURPOSE:                  RESTRICTED FUND           ACCT:                              ACCT:                  MONTH
BANK ACCOUNT NUMBER:                    NO: 10075-5269            NO:                                NO:                   TOTAL
---------------------                  ----------------     --------------------------     ------------------------    ------------
 1 BALANCE PER BANK STATEMENT              2,065,894.54                                                                2,069,032.30
                                       ----------------     -----------------------        ------------------------    ------------
 2 ADD: TOTAL DEPOSITS NOT CREDITED
                                       ----------------     -----------------------        ------------------------    ------------
 3 ADD: SERVICE CHARGES                                                                                                        8.00
                                       ----------------     -----------------------        ------------------------    ------------
 4 SUBTRACT: OUTSTANDING CHECKS                      --
                                       ----------------     -----------------------        ------------------------    ------------
 5 SUBTRACT: INTEREST EARNED                         --
                                       ----------------     -----------------------        ------------------------    ------------
   END OF MONTH BANK BALANCE               2,065,894.54                                                                2,069,040.30
                                       ----------------     -----------------------        ------------------------    ------------
 6 PER BOOKS                               2,065,894.54                                                                2,068,978.07
                                       ----------------     -----------------------        ------------------------    ------------

   INVESTMENT ACCOUNTS:
ACCOUNT NAME &                            DATE OF                 TYPE OF                        PURCHASE               CURRENT
NUMBER                                   PURCHASE               INSTRUMENT                         PRICE                 VALUE
--------------                         ----------------     -----------------------        ------------------------    ----------
 7 WARRANTS & ILLIQUID INVESTMENTS                                                                                     653,429
 8
 9
10
                                       ----------------     -----------------------        ------------------------    ----------
11                  TOTAL                                                                                              653,978.07
                                       ================     =======================        ========================    ==========

                                       TOTAL CASH-END OF MONTH:
                                       (LINES 6 + 11)                                           2,722,956.14
                                                                                           ========================

CASE NAME:     STOCKWALK GROUP, INC.
CASE NUMBER:   02-40585

                               STATUS OF POST-PETITION TAXES
                                    MONTH: FEBRUARY 2002

                                   BEGINNING        AMOUNT
                                      TAX        WITHHELD AND/     AMOUNT       ENDING TAX
                                   LIABILITY*     OR ACCRUED        PAID         LIABILITY
                                   ----------    -------------     ------       ----------
              FEDERAL
 1   WITHHOLDING**
 2   FICA-EMPLOYEE**
 3   FICA-EMPLOYER**
 4   UNEMPLOYMENT
 5   INCOME                         613,601                                        613,601
 6   OTHER (LIST)
                                   ----------    -------------     ------       ----------
 7   TOTAL FEDERAL TAXES
                                   ==========    =============     ======       ==========


           STATE & LOCAL
 8   WITHHOLDING
 9   SALES
10   EXCISE
11   UNEMPLOYMENT
12   OTHER
13   REAL PROPERTY
14   PERSONAL PROPERTY
15   OTHER (LIST)
                                   ----------    -------------     ------       ----------
16   TOTAL STATE & LOCAL TAXES
                                   ==========    =============     ======       ==========
17   TOTAL TAXES DUE                                                               613,601
                                   ==========    =============     ======       ==========


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:                  --
                                                                 --------------------------


EXPLAIN THE REASON FOR ANY PAYMENT ON PRE-PETITION TAXES:                  --

--------------------------------------------------               --------------------------
                                                                           --
--------------------------------------------------               --------------------------

EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:
                                                                           --
--------------------------------------------------               --------------------------
                                                                           --
--------------------------------------------------               --------------------------

 * THE BEGINNING TAX LIABILITY SHOULD REPRESENT THE LIABILITY FROM THE PRIOR MONTH, OR IF THIS IS THE FIRST OPERATING REPORT, THE AMOUNT SHOULD BE ZERO.

** ATTACH PHOTOCOPIES OF IRS FORM 6123 OR YOUR FTD COUPON AND PAYMENT RECEIPT TO
   VERIFY PAYMENTS OR DEPOSITS.

     CASE NAME: Stockwalk Group, Inc.
     CASE NUMBER: 02-40585

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                              MONTH: February 2002

                                        CURRENT
     ACCOUNTS PAYABLE:                   0-30     31-60     61-90     91 & OVER
     VENDOR                              DAYS     DAYS      DAYS        DAYS         TOTALS
     -----------------                  -------   -----     -----     ---------      ------
 1
 2
 3
 4   There are no trade creditors
 5   providing goods or services for SW
 6   Group, Inc. that were not paid as
 7   of 2-28-02
 8
 9
10
11
12
13
14
15
       TOTAL PAYABLES

       TAXES PAYABLE
     TAXING AUTHORITY
16   FEDERAL
17   STATE
18       Tax liabilities were generated by book/tax timing differences
19       that may result in future tax payments
20
21
       TOTAL TAXES

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                 POST-PETITION STATUS OF SECURED NOTES, LEASES
                    PAYABLE AND ADEQUATE PROTECTION PAYMENTS

POST-PETITION SECURED NOTES, LEASES           SCHEDULED           AMOUNT
PAYABLE AND ADEQUATE PROTECTION                MONTHLY             PAID
PAYMENTS                                       PAYMENT            DURING            TOTAL
(UNPAID POST-PETITION ONLY)                      DUE              MONTH             UNPAID
-----------------------------------           ---------          --------          --------
     LIST CREDITOR / LESSOR *
 22
 23      N/A
 24
 25
 26
             TOTAL DUE

     * A CREDITOR OR LESSOR WHO IS ALSO AN OFFICER, SHAREHOLDER OR AN INSIDER BY REASON OF RELATIONSHIP OR CONTROL, IS TO BE IDENTIFIED BY**.

                           ACCOUNTS RECEIVABLE AGING

                                         MONTH 1             MONTH 2             MONTH 3
       AGING                           Of Quarter          Of Quarter          Of Quarter
       -----                           ----------          ----------          ----------
  1            0-30 DAYS
  2           31-60 DAYS
  3           61-90 DAYS
  4            91 + DAYS
  5           TOTAL A / R

                                 QUESTIONNAIRE


Case Name:  Stockwalk Group, Inc.
           ------------------------

United States Bankruptcy Court District of Minnesota, North Dakota, South Dakota
                                           -------------------------------------
& Iowa
------

Case Number: 02-40585                                                  Division
            -----------------------        ---------------------------

                              Month: February 2002
                                     ------------------

1.   Taxes:

     Are all post-petition payroll, state and federal taxes current?
          Yes (X)   No ( )

     Are all post-petition income taxes, state and federal current?
          Yes (X)   No ( )

     Are all other post-petition taxes current?
          Yes (X)   No ( )

     If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.   Insurance

     Are workers compensation, general liability and other necessary insurance in effect?
          Yes (X)   No ( )

     Are all premium payments current?
          Yes (X)   No ( )

     PLEASE ITEMIZE ALL POLICIES:


                                              INSTALLMENT
        TYPE OF                EXPIRATION     PAYMENT        PERIOD      PAID
        POLICY      CARRIER    DATE           AMOUNT         COVERED     THROUGH
        -------     -------    ----------     -----------    -------     -------
A.                                See attached

B.

C.

                      Questionnaire Continued on Next Page

3.         Have any payments been made to any pre-petition creditors?
               Secured      Yes ( )    No ( )
               Priority     Yes ( )    No ( )
               Unsecured    Yes (X)    No ( )

           If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

               Heller Financial $6,195.66
               Rent & Equipment leases operating were paid.
               An $11,844.81 Capital Computer lease payment was made by Miller Johnson Skichen Kinnard.

4.        Have any assets been sold outside the normal course of business?
               Yes (X)   No ( )

          If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
               Yes ( )   No (X)

6.        Are all post-petition accounts receivable due from non-related parties?
               Yes ( )   No (X)

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?


(Print Name of Signatory)

                         Debtor/Trustee's Certification

                   Steven D. DeRuyler
Name of Attorney:  Leonard, Street and Deinard
                  --------------------------------------------------------------
Address:           150 South Fifth Street
         -----------------------------------------------------------------------
                   Suite 2300
         -----------------------------------------------------------------------
City, State, Zip:  Minneapolis, MN 55402
                  --------------------------------------------------------------
Telephone:
           ---------------------------------------------------------------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.

Signed: /s/ Dean C. Reder               Title: Controller
        -----------------------------          ---------------------------------
        (Original Signature)

                                        Date:
        -----------------------------          ---------------------------------

                             Stockwalk Group, Inc.                    3/26/02
                               Charges Incurred
                        February 11 - February 28, 2002


Date              Vendor                    Amount              Amount
    2/28/02       Zellar                  $400,000.00     $0.00 Restructuring
    2/28/02       Zellar                  $ 52,811.00     $0.00 Rent
    2/28/02       Colonnade               $ 33,502.00     $0.00 Rent
    2/28/02       SWCC-Reclass to         $ 53,300.00     $0.00 Other
    2/27/02       WINTHROP & WEINS        $    364.90     $0.00 Legal
    2/26/02       HELLER FINANCIAL        $  1,092.38     $0.00 Interest
    2/28/02       Feb Prepaids            $  6,811.02     $0.00 Insurance
    2/28/02       Feb Depr                $ 49,656.96     $0.00 Depreciation
    2/28/02       Feb Depr                $ 21,586.89     $0.00 Depreciation
    2/28/02       Feb Depr                $ 10,280.66     $0.00 Depreciation

Post Petition Income Statement Charges    $629,405.81


Post Petition Balance Sheet Charges

    2/26/02       HELLER FINANCIAL        $  5,103.28     $0.00 Debt

02-40585
                                                                         2/26/02
                                Stockwalk Group
                               Insurance Summary

                                                                                                                           Current
Policy #        Company        Insured/Assured       Limit of Liability      Deductible       Term            Type          Prem
----------- --------------   --------------------    ---------------------  ------------ -------------      ---------      ---------
958 15 54   National Union   Stockwalk Group, Inc.   $5,000,000 each loss;                                  Directors      $ 228,582
            Fire Insurance                           $5,000,000 each policy   $ 75,000    7/7/99-7/7/02     & Officers     total for
            Company of                                       year                                           Liability         3 year
            Pittsburgh, PA                                                                                                      term

278 16 43   American         Stockwalk Group, Inc.        $1,000,000          $ 25,000    7/7/99-7/7/02     Employment     $  57,666
            International                                                                                   Practices      total for
            Companies                                                                                       Liability         3 year
                                                                                                                                term

874 35 77   National Union   Stockwalk Group, Inc.       $10,000,000          $100,000   10/1/00-10/1/01    Stock          $  71,040
            Fire Insurance                                                                                  Broker            annual
            Company of                                                                                      Bond
            Pittsburgh, PA

#501/       Arc Excess &     Miller, Johnson &           $250,000,000         n/a        8/27/00-8/26/01    All Risks      $ 265,000
FT00AAAQ    Surplus, LLC/    Kuehn, Inc.                 each and every                                     Excess of         annual
            London Policy                                loss; subject to                                   SIPC
                                                         $49,500,000 per                                    Insurance
                                                         Customer

3CE 854     Kemper National  Stockwalk Group, Inc.       $500,000 each                  10/01/01-10/01/02   Worker's       $  64,920
763 01                                                   occurrence                                         Comp              annual
                                                         $500,000
                                                         aggregate
                                                         disease

3SX 069     Kemper National  Stockwalk Group, Inc.       $4,000,000 Each      $ 10,000  10/01/01-10/01/02   Umbrella       $   5,350
038 01                                                   Occurrence;                                                          annual
                                                         $4,000,000
                                                         Annual Aggregate

3MG 612     Kemper National  Stockwalk Group, Inc.       $1,000,000 each                10/01/01-10/01/02   General        $  72,420
091 01                                                   occurrence;                                        Commercial        annual
                                                         $2,000,000                                         Liability
                                                         each policy year

7023        Fereral          Stockwalk Group, Inc.       $2,000,000 each      $ 10,000  12/01/00-12/01/01   Fiduciary      $   4,212
25 58                                                    occurrence;                                        Liability-        annual
                                                         $2,000,000 each                                    New business
                                                         policy year

3MJ 612     Kemper National  Stockwalk Group, Inc.       $1,000,000               500   10/01/01-10/01/02   Automotive          1379
091 01                                                                                                      Liability         annual

F3C 041     Kemper National  Stockwalk Group, Inc.       $1,000,000               500   10/01/01-10/01/02   Texas Auto             ?
325 01

                              Insurance-General 2

STOCKWALK GROUP, INC.
02-40585


                           KEMPER INSURANCE POLICIES

                             10/1/01        10/1/02

                                                     COMMERCIAL
                                         HANDLING       AUTO       WORKERS COMP     COM PACKAGE     UMBRELLA                 CRIME
                PAYEE                      FEE      F3C041325-01   3CE854763-01    TKP612099-01   3SX069038-01    Total     4736554

Annual Premium                                         $1,379         $ 64,920       $ 72,420       $ 5,350      $144,069    71,040
Down Payment                                                                                                     $     --
                                                                                                                 $     --
Payment Date     Christensen  10/23/01                 $ (260)        $(12,158)      $(13,561)      $    --      $(25,979)  (71,040)
Payment Date     Christensen  10/24/01                 $   (5)        $   (193)      $   (215)                   $   (413)
Payment Date     Kemper       12/27/01                 $ (340)        $(16,053)      $(17,910)      $(1,942)     $(36,245)

Payment Date     Kemper        1/10/02    $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)

Credit
  Installment 4  Kemper                                               $ (4,391)                                  $ (4,391)
Installment
  Due 4          Kemper        2/1/02     $(260)       $ (129)        $ (1,695)      $ (6,789)      $  (568)     $ (9,441)
Installment
  Due 5          Kemper        3/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
Installment
  Due 6          Kemper        4/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
Installment
  Due 7          Kemper        5/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
Installment
  Due 8          Kemper        6/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
                                                       ------         --------       --------       -------      --------   -------
                                                       $   --         $     --       $      0       $    --      $      0   $     0
                                                       ======         ========       ========       =======      ========   =======

Credit                                                                              (7,281.63)